SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2004

REGIS CORPORATION (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdictionof incorporation)	0-11230 (Commission File Number)	41-0749934 (IRS Employer Identification No)

7201 Metro Boulevard Minneapolis, MN 55439 (Address of principal executive offices and zip code)

(952) 947-7000 (Registrant’s telephone number, including area code)

(Not applicable) (Former name or former address, if changed from last report.)

1

Regis Corporation
Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

EXHIBIT
NUMBER
99	Regis Corporation News Release dated July 8, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 8, 2004, Regis Corporation announced consolidated revenues and consolidated same-store sales for the month, quarter and fiscal year ended June 30, 2004. A copy of the News Release issued by Regis Corporation in connection with this Item 12 is attached as Exhibit 99 and incorporated by reference herein.

     The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

2

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION
Dated: July 8, 2004	By:	/s/ Eric Bakken
		Name:	Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER
99	Regis Corporation News Release dated July 8, 2004

3